14060 Southwest Freeway
Sugar Land, Texas 77478

For More Information, Contact

Southern National Bank of Texas
R. Darrell Brewer, CFO
(281) 269-7271
www.snbtx.com
NEWS RELEASE

FOR IMMEDIATE RELEASE

SNB Bancshares, Inc. Announces Strong Third Quarter Results

●	Net Earnings for the Third Quarter up 111.1% to $1.8 million
●	Year-to-date Earnings Per Share up 54.1% to $0.57 (Diluted)
●	Third Quarter Loan Growth of 35.2%
●	Initial Public Offering completed, infusing $52.2 million in capital
●	Expansion into Katy, Texas

        SUGAR LAND, TEXAS (October 25, 2004) - SNB Bancshares, Inc. (NASDAQ: SNBT), a Sugar Land bank holding company with assets of $1.1 billion, and the parent company of Southern National Bank of Texas, a community-oriented, independent bank with offices in both Harris and Fort Bend Counties, today reported strong growth both in net earnings and in assets for the third quarter and the nine months ended September 30, 2004. Net earnings for the quarter were $1.8 million or $0.19 per diluted share, an increase of $957 thousand or 111.1%, compared with $861 thousand or $0.12 per diluted share for the same period in 2003. Net earnings for the nine months ended September 30, 2004 were $4.5 million or $0.57 per diluted share, an increase of $1.9 million or 71.7%, compared with $2.6 million or $0.37 per diluted share for the same period in 2003.

        "The third quarter of 2004 marked the beginning of a new chapter in the history of our company," said Harvey E. Zinn, President and Chief Executive Officer. "We completed our successful Initial Public Offering, adding $52.2 million to our capital, and we are excited about our future as a publicly-traded company. Our shareholders’ equity at September 30, 2004 was $86.1 million compared to $30.7 million at September 30, 2003, an increase of 180.6%."

        Lisa Simon, Chairman of the Board, added, "Our strong equity position will allow us to expand our market area, and we have already taken a first step in that direction by opening a de novo branch in Katy, Texas on October 12, 2004."

        Continued Mr. Zinn, "We are pleased with our earnings growth, both for the quarter and for the year-to-date, as compared with the same periods a year ago. We continue to seek quality loan growth which has resulted in a 35.2% increase in average loans for the quarter, as compared with the third quarter of 2003."

THIRD QUARTER RESULTS

        Net earnings for the third quarter of 2004 were $1.8 million compared with $861 thousand for the same quarter in 2003, an increase of $957 thousand or 111.1%. The $957 thousand increase in net earnings was primarily due to a $2.1 million increase in net interest income and an $198 thousand increase in net gains on sales of securities, offset by a $886 thousand increase in non-interest expense.

        Diluted net earnings were $0.19 per share compared with $0.12 per share for the third quarter in 2003. Returns on average assets, average equity and average tangible equity for the three months ended September 30, 2004 were 0.66%, 14.20% and 14.20%, respectively.

Net Interest Income

        Net interest income for the third quarter of 2004 increased $2.1 million or 38.7% to $7.6 million, compared with $5.5 million for the same period in 2003. The increase was primarily due to a 41.1% increase in average earning assets, partially offset by a 39.4% increase in interest-bearing liabilities and an increase of 0.15% in weighted average rates on interest-bearing liabilities from 1.88% for the three months ended September 30, 2003 to 2.03% for the three months ended September 30, 2004. The average balance of interest-earning assets increased $307.3 million from the quarter ended September 30, 2003 to the same period in 2004, while the average yield increased 0.05% to 4.55% from 4.50%. The average balance of interest-bearing liabilities increased $261.0 million for the three months ended September 30, 2004, compared with the same period in 2003. Our net interest margin on a tax equivalent basis decreased 0.05% to 2.85% for the quarter ended September 30, 2004, from 2.90% for the same period in 2003.

Non-interest Income

        Non-interest income for the third quarter of 2004 was $543 thousand, an increase of $187 thousand compared with the same period in 2003, primarily as a result of a $198 thousand increase in net gains on sale of securities.

Non-interest Expense

        Non-interest expense for the third quarter of 2004 was $4.7 million compared with $3.8 million for the third quarter of 2003, an increase of $886 thousand, or 23.0%, primarily due to an increase in compensation, payroll taxes and benefits.

RESULTS FOR NINE MONTHS ENDED SEPTEMBER 30, 2004

        Net earnings for the nine months ended September 30, 2004 were $4.5 million, an increase of $1.9 million or 71.7%, compared with $2.6 million for the same period in 2003, primarily due to a $5.2 million increase in net interest income, partially offset by a $2.0 million increase in non-interest expense, a $964 thousand increase in the provision for Federal income taxes, a $180 thousand decrease in net gains on sales of securities and a $174 thousand increase in the provision for loan losses. Diluted earnings per share for the nine months ended September 30, 2004 were $0.57, compared with $0.37 per share for the same period in 2003. Returns on average assets, average equity and average tangible equity for the nine months ended September 30, 2004 were 0.59%, 15.84% and 15.84%, respectively.

Net Interest Income

        For the nine months ended September 30, 2004, net interest income increased $5.2 million to $20.7 million compared with $15.5 million for the same period in 2003. This increase is primarily due to a 51.2% increase in average earning assets, partially offset by a 55.3% increase in interest-bearing liabilities. The average balance of interest-earning assets increased $332.5 million, for the nine months ended September 30, 2004, compared with the same period in 2003, while the average yield decreased 0.38% to 4.46% from 4.84%. The average balance of interest-bearing liabilities increased $309.8 million for the nine months ended September 30, 2004, compared with the same period in 2003, while the average rate decreased 0.06% to 1.95% from 2.01%. Our net interest margin on a tax equivalent basis decreased 0.37% to 2.81% for the nine months ended September 30, 2004 from 3.18% for the same period in 2003.

Non-interest Income

        For the nine months ended September 30, 2004, non-interest income decreased to $1.8 million compared with $2.0 million for the same period in 2003, primarily due to a $180 thousand decrease in the gain on sale of securities.

Non-interest Expense

        Non-interest expense for the nine months ended September 30, 2004 was $13.4 million compared with $11.4 million for the same period in 2003, an increase of $2.0 million or 17.6%, primarily due to an increase in compensation, payroll taxes and benefits.

ASSET QUALITY

        Nonperforming assets for the third quarter of 2004 were $6.4 million, down from $7.4 million for the second quarter of 2004. As a percentage of total loans and other real estate owned, nonperforming assets were 1.15% at September 30, 2004, compared with 1.44% at June 30, 2004. At September 30, 2003, nonperforming assets were $5.1 million, or 1.24% of total loans and other real estate owned.

        During the nine months ended September 30, 2004, we recorded a provision for loan losses of $2.3 million compared with $2.1 million for the same period in 2003. The provision recorded in 2004 is greater than the prior period due primarily to the increase in the size of the loan portfolio. At September 30, 2004, the allowance for loan losses as a percentage of total loans was 1.35% compared with 1.31% at September 30, 2003.

Net charge-offs for the nine months ended September 30, 2004 totaled $452 thousand, compared with $778 thousand for the same period in 2003.

THE COMPANY

        SNB Bancshares, Inc. (the "Company") is a bank holding company headquartered approximately 15 miles southwest of downtown Houston in Sugar Land, Texas, the largest city in fast growing Fort Bend County. The Company, with total assets of $1.1 billion, total loans of $553.2 million, total deposits of $815.2 million and total shareholders’ equity of $86.1 million, as of September 30, 2004, has four full-service branches in Harris and Fort Bend Counties.

CONFERENCE CALL

        In conjunction with SNB Bancshares, Inc.’s (SNBT) Third Quarter Earnings Release, scheduled after the market closes on Monday, October 25, 2004, management will host a conference call for analysts and investors at 10:30 a.m., Eastern Time (9:30 a.m., Central Time) on Tuesday, October 26, 2004. Interested parties may participate by calling (800) 299-0148 and entering the access code 73618456. The conference call will also be available via the Internet by accessing the Investor Relations section of the Company’s website http://www.snbtx.com. An audio archive of the call will be available at the same website address beginning at 1:30 p.m., Eastern Time, on October 26, 2004.

Notice under the Private Securities Litigation Reform Act of 1995

        Except for historical information contained herein, this press release may constitute forward-looking statements for the purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Act of 1995, and is including this statement for purposes of said safe harbor provisions.

        The Company’s actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation, the following: (a) the effects of future economic and business conditions on the Company and our customers; (b) changes in governmental legislation and regulations; (c) the risks of changes in interest rates; (d) competition from other banks and financial institutions for customer deposits and loans; (e) the failure of assumptions underlying the establishment of reserves for loan losses; (f) changes in the levels of loan prepayments and the resulting effects on the value of the Company’s loan portfolio; (g) the failure of assumptions underlying the establishment of and provisions made to the allowance for loan losses; (h) the effect of changes in accounting policies and practices which may be adopted by regulatory agencies and/or the Financial Accounting Standards Board; (i) technological changes; (j) acquisition and integration of acquired businesses; (k) the loss of senior management or operating personnel and the potential inability to hire qualified personnel at reasonable compensation levels; (l) acts of terrorism; and (m) other risks and uncertainties listed from time to time in the Company’s reports filed with the Securities and Exchange Commission.
Contacts:

R. Darrell Brewer, CFO
(281) 269-7271
brewerd@snbtx.com

Whitney Rowe, Investor Relations & Corp. Secretary
(281) 269-7220
rowew@snbtx.com

SNB BANCSHARES, INC.
AND CONSOLIDATED SUBSIDIARIES
SELECTED FINANCIAL DATA
(Dollars in thousands, except outstanding shares
and per share data)
(Unaudited)

	For the Three Months			For the Nine Months
	Ended September 30,			Ended September 30,
	2004	2003	% chg	2004	2003	% chg

EARNINGS SUMMARY:
Net earnings	$1,818	$861	111.1%	$4,494	$2,618	71.7%
Basic earnings per share	0.20	0.12	66.7%	0.58	0.37	56.8%
Diluted earnings per share	0.19	0.12	58.3%	0.57	0.37	54.1%
Weighted average shares outstanding:
Common stock	6,456,156	3,709,527	74.0%	4,738,974	3,707,199	27.8%
Class B stock	2,680,521	3,284,462	(18.4%)	2,974,458	3,286,790	(9.5%)
Total	9,136,677	6,993,989	30.6%	7,713,432	6,993,989	10.3%
Shares outstanding at end of period:
Common stock	9,750,312	3,710,023	162.8%	9,750,312	3,710,023	162.8%
Class B stock	2,680,041	3,283,966	(18.4%)	2,680,041	3,283,966	(18.4%)
Total	12,430,353	6,993,989	77.7%	12,430,353	6,993,989	77.7%

EARNINGS STATEMENT DATA:
Interest income:
Loans	$8,031	$6,224	29.0%	$21,617	$17,829	21.2%
Securities:
Taxable	4,184	2,338	79.0%	11,535	5,927	94.6%
Nontaxable	50	24	108.4%	91	74	24.0%
Federal funds sold and earning deposits	14	3	376.0%	135	31	327.4%
Total interest income	12,279	8,589	43.0%	33,378	23,861	39.9%
Interest expense:
Demand deposits	1,215	606	100.4%	3,190	2,038	56.5%
Certificates and other time deposits	2,179	1,788	21.8%	6,708	4,594	46.0%
Other borrowings	1,319	742	77.8%	2,812	1,779	58.0%
Total interest expense	4,713	3,136	50.3%	12,710	8,411	51.1%
Net interest income	7,566	5,453	38.7%	20,668	15,450	33.8%
Provision for loan losses	625	660	(5.3%)	2,275	2,101	8.3%
Net interest income after provision	6,941	4,793	44.8%	18,393	13,349	37.8%
Noninterest income:
Service charges on deposit accounts	193	210	(7.9%)	623	674	(7.6%)
Gain (loss) on sale of securities-net	197	(1)	NM	700	880	(20.4%)
Other	153	147	3.9%	453	423	7.0%
Total noninterest income	543	356	52.5%	1,776	1,977	(10.2%)
Noninterest Expense:
Salaries and employee benefits	2,944	2,347	25.5%	8,386	6,839	22.6%
Net occupancy expense	483	407	18.7%	1,350	1,215	11.1%
Data processing	284	284	0.0%	841	871	(3.4%)
Legal and professional fees	158	139	14.0%	448	419	6.9%
FDIC deposit insurance premium	31	20	53.1%	84	61	36.6%
Other	831	648	28.3%	2,253	1,954	15.3%
Total noninterest expense	4,731	3,845	23.0%	13,362	11,359	17.6%

Earnings before income taxes	2,753	1,304	111.1%	6,807	3,967	71.6%
Provision for income taxes	935	443	111.1%	2,313	1,349	71.5%
Net earnings	$1,818	$861	111.1%	$4,494	$2,618	71.7%

SNB BANCSHARES, INC.
AND CONSOLIDATED SUBSIDIARIES
SELECTED FINANCIAL DATA
(Dollars in thousands, except outstanding shares
and per share data)
(Unaudited)

	3Q	2Q	1Q	4Q	3Q
	2004	2004	2004	2003	2003

QUARTERLY EARNINGS
STATEMENT HISTORY:
Interest income:
Loans	$8,031	$7,085	$6,501	$6,371	$6,224
Securities:
Taxable	4,184	4,030	3,321	2,977	2,338
Nontaxable	50	19	22	22	24
Federal funds sold and earning deposits	14	22	99	7	3
Total interest income	12,279	11,156	9,943	9,377	8,589
Interest expense:
Demand deposits	1,215	1,025	951	720	606
Certificates and other time deposits	2,179	2,336	2,193	2,159	1,788
Other borrowings	1,319	827	666	769	742
Total interest expense	4,713	4,188	3,810	3,648	3,136
Net interest income	7,566	6,968	6,133	5,729	5,453
Provision for loan losses	625	900	750	720	660
Net interest income after provision	6,941	6,068	5,383	5,009	4,793
Noninterest income:
Service charges on deposit accounts	193	193	237	199	210
Gain (loss) on sale of securities-net	197	144	359	0	(1)
Other	153	151	148	133	147
Total noninterest income	543	488	744	332	356
Noninterest Expense:
Salaries and employee benefits	2,944	2,757	2,684	2,489	2,347
Net occupancy expense	483	428	439	464	407
Data processing	284	271	286	292	284
Legal and professional fees	158	153	137	151	139
FDIC deposit insurance premium	31	28	25	22	20
Other	831	773	648	712	648
Total noninterest expense	4,731	4,410	4,219	4,130	3,845
Earnings before income taxes	2,753	2,146	1,908	1,211	1,304
Provision for income taxes	935	729	649	412	443
Net earnings	$1,818	$1,417	$1,259	$799	$861

Basic EPS	$0.20	0.20	0.18	0.11	0.12
Diluted EPS	$0.19	0.20	0.17	0.11	0.12

Weighted Average shares outstanding:
Common stock	6,456,156	3,974,575	3,767,320	3,710,023	3,709,527
Class B stock	2,680,521	3,019,414	3,226,669	3,283,966	3,284,462
Total	9,136,677	6,993,989	6,993,989	6,993,989	6,993,989

SNB BANCSHARES, INC.
AND CONSOLIDATED SUBSIDIARIES
SELECTED FINANCIAL DATA
(Dollars in thousands)
(Unaudited)

	3Q	3Q		YTD	YTD
	2004	2003	% chg	2004	2003	% chg

BALANCE SHEET AVERAGES:
Loans	$533,607	$394,725	35.2%	$485,532	$372,656	30.3%
Allowance for loan losses	(7,258)	(4,962)	46.3%	(6,572)	(4,511)	45.7%
Loans, net	526,349	389,763	35.0%	478,960	368,145	30.1%
Investment securities	517,041	351,008	47.3%	478,067	273,425	74.8%
Federal funds sold	816	727	12.1%	11,446	903	1167.3%
Interest-earning deposits in other financial institutions	2,985	739	303.7%	7,168	2,757	160.0%
Cash and due from banks	13,116	26,928	(51.3%)	15,269	27,958	(45.4%)
Premises and equipment	13,061	12,537	4.2%	12,799	11,449	11.8%
Accrued interest receivable and other assets	15,542	8,324	86.7%	12,921	6,079	112.5%
Total assets	$1,088,910	$790,026	37.8%	$1,016,630	$690,716	47.2%

Demand deposits	$111,968	$94,880	18.0%	$105,136	$96,484	9.0%
NOW, savings, and money market accounts	334,347	231,421	44.5%	337,891	229,782	47.0%
Time deposits	351,116	289,938	21.1%	373,668	231,430	61.5%
Total deposits	797,431	616,239	29.4%	816,695	557,696	46.4%
Other borrowed funds	199,093	111,806	78.1%	120,642	75,398	60.0%
Notes payable to bank	-	-	0.0%	-	2,208	(100.0%)
Junior subordinated debentures	38,250	28,612	33.7%	38,250	21,784	75.6%
Accrued interest payable and other liabilities	3,536	3,552	(0.4%)	3,258	2,673	21.9%
Total liabilities	1,038,310	760,209	36.6%	978,845	659,759	48.4%
Shareholders' equity	50,600	29,817	69.7%	37,785	30,957	22.1%
Total liabilities and shareholders' equity	$1,088,910	$790,026	37.8%	$1,016,630	$690,716	47.2%

	September 30,
PERIOD END BALANCES:	2004	2003

Loans	$553,185	$406,726	36.0%
Allowance for loan losses	(7,473)	(5,329)	40.2%
Loans, net	545,712	401,397	36.0%
Investment securities	503,584	370,715	35.8%
Federal funds sold	1,735	110	1477.3%
Interest-earning deposits in other
financial institutions	2,179	366	495.7%
Cash and due from banks	13,692	28,271	(51.6%)
Premises and equipment	13,837	12,679	9.1%
Accrued interest receivable and other assets	13,797	8,293	66.4%
Total assets	$1,094,536	$821,831	33.2%

Demand deposits	103,007	96,009	7.3%
NOW, savings, and money market accounts	$356,036	$227,179	56.7%
Time deposits	356,154	351,032	1.5%
Total deposits	815,197	674,220	20.9%
Other borrowed funds	151,500	75,982	99.4%
Junior subordinated debentures	38,250	38,250	0.0%
Accured interst payable and other liabilities	3,536	2,710	30.5%
Total liabilities	1,008,483	791,162	27.5%
Shareholders' equity	86,053	30,669	180.6%
Total liabilities and shareholders' equity	$1,094,536	$821,831	33.2%

SNB BANCSHARES, INC.
AND CONSOLIDATED SUBSIDIARIES
SELECTED FINANCIAL DATA
(Dollars in thousands)
(Unaudited)

	3Q	2Q	1Q	4Q	3Q
	2004	2004	2004	2003	2003

QUARTERLY AVERAGE
BALANCE SHEET HISTORY:
Loans	$533,607	$486,394	$436,066	$417,004	$394,725
Allowance for loan losses	(7,258)	(6,501)	(5,949)	(5,611)	(4,962)
Loans, net	526,349	479,893	430,117	411,393	389,763
Investment securities	517,041	504,454	412,277	389,132	351,008
Federal funds sold	816	8,371	25,269	1,518	727
Interest-earning deposits in other financial institutions	2,985	956	17,607	1,325	739
Cash and due from banks	13,116	14,348	18,366	22,405	26,928
Premises and equipment	13,061	12,661	12,672	12,776	12,537
Accrued interest receivable and other assets	15,542	13,479	9,713	9,020	8,324
Total assets	$1,088,910	$1,034,162	$926,021	$847,569	$790,026

Demand deposits	$111,968	$104,646	$98,717	$90,916	$94,880
NOW, savings, and money market accounts	334,347	342,693	336,670	254,539	231,421
Time deposits	351,116	404,545	365,592	344,652	289,938
Total deposits	797,431	851,884	800,979	690,107	616,239
Other borrowed funds	199,093	110,287	51,683	85,970	111,806
Junior subordinated debentures	38,250	38,250	38,250	38,250	28,612
Accrued interest payable and other liabilities	3,536	3,423	2,816	2,997	3,552
Total liabilities	1,038,310	1,003,844	893,728	817,324	760,209
Shareholders' equity	50,600	30,318	32,293	30,245	29,817
Total liabilities and shareholders' equity	$1,088,910	$1,034,162	$926,021	$847,569	$790,026

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2004	2004	2004	2003	2003
PERIOD END BALANCES HISTORY:
Loans	$553,185	$512,416	$460,872	$424,479	$406,726
Allowance for loan losses	(7,473)	(6,929)	(6,181)	(5,650)	(5,329)
Loans, net	545,712	505,487	454,691	418,829	401,397
Investment securities	503,584	533,477	448,373	412,620	370,715
Federal funds sold	1,735	6,100	28,200	3,195	110
Interest-earning deposits in other financial institutions	2,179	91	339	501	366
Cash and due from banks	13,692	17,292	21,151	27,427	28,271
Premises and equipment	13,837	12,825	12,628	12,691	12,679
Accrued interest receivable and other assets	13,797	16,624	9,765	8,578	8,293
Total assets	$1,094,536	$1,091,896	$975,147	$883,841	$821,831

Demand deposits	103,007	114,401	112,404	101,749	96,009
NOW, savings, and money market accounts	$356,036	$362,283	$328,232	295,389	$227,179
Time deposits	356,154	379,572	403,267	336,833	351,032
Total deposits	815,197	856,256	843,903	733,971	674,220
Other borrowed funds	151,500	168,500	55,500	77,800	75,982
Junior subordinated debentures	38,250	38,250	38,250	38,250	38,250
Accrued interest payable and other liabilities	3,536	3,101	3,118	3,053	2,710
Total liabilities	1,008,483	1,066,107	940,771	853,074	791,162
Shareholders' equity	86,053	25,789	34,376	30,767	30,669
Total liabilities and shareholders' equity	$1,094,536	$1,091,896	$975,147	$883,841	$821,831

SNB BANCSHARES, INC.
AND CONSOLIDATED SUBSIDIARIES
SELECTED FINANCIAL DATA
(Dollars in thousands)
(Unaudited)

CONSOLIDATED YIELD ANALYSIS:

	For the Three Months Ended September 30,
	2004			2003
	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate

Assets:
Interest-earning assets:
Loans	$533,607	$8,031	5.89%	$394,725	$6,224	6.17%
Investment securities	517,041	4,234	3.20	351,008	2,362	2.63
Federal funds sold	816	3	1.33	727	1	0.40
Interest-earning deposits in other financial institutions	2,985	11	1.45	739	2	1.14
Total interest-earning assets	1,054,449	12,279	4.55%	747,199	8,589	4.50%
Less allowance for loan losses	(7,258)			(4,962)
Total interest-earning assets, net of allowance	1,047,191			742,237
Non-earning assets:
Cash and due from banks	13,116			26,928
Premises and equipment	13,061			12,537
Accrued interest receivable and other assets	15,542			8,324
Total noninterest-earning assets	41,719			47,789
Total assets	$1,088,910			$790,026

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
NOW, savings, and money market accounts	$334,347	$1,215	1.45%	$231,421	$606	1.04%
Time deposits	351,116	2,179	2.47	289,938	1,788	2.45
Other borrowed funds	199,093	753	1.51	111,806	327	1.16
Junior subordinated debentures	38,250	566	5.79	28,612	415	5.67
Total interest-bearing liabilities	922,806	4,713	2.03%	661,777	3,136	1.88%
Noninterest-bearing liabilities:
Demand deposits	111,968			94,880
Accrued interest payable and other liabilities	3,536			3,552
Total noninterest-bearing liabilities	115,504			98,432
Total liabilities	1,038,310			760,209
Shareholders' equity	50,600			29,817
Total liabilities and shareholders' equity	$1,088,910			$790,026
Net interest income		$7,566			$5,453
Net interest spread			2.52%			2.62%
Net interest margin			2.85%			2.90%

SNB BANCSHARES, INC.
AND CONSOLIDATED SUBSIDIARIES
SELECTED FINANCIAL DATA
(Dollars in thousands)
(Unaudited)

RATE VOLUME ANALYSIS:
	For the Three Months Ended September 30, 2004 Compared with the Same Period in 2003
				Increase (Decrease)
	Q3	Q3	Increase	Due to Change in
	2004	2003	(Decrease)	Volume	Rate	Total

Interest-earning assets:
Loans	$8,031	$6,224	$1,807	$2,154	$(347)	$1,807
Investment securities	4,234	2,362	1,872	781	1,091	1,872
Federal funds sold	3	1	2	0	2	2
Interest-bearing deposits in other financial institutions	11	2	9	6	3	9
Total interest income	12,279	8,589	3,690	2,941	749	3,690

Interest-bearing liabilities:
NOW, savings and money market accounts	1,215	606	609	3	606	609
Time deposits	2,179	1,788	391	376	15	391
Other borrowed funds	753	327	426	254	172	426
Junior subordinated debentures	566	415	151	137	14	151
Total interest expense	4,713	3,136	1,577	770	807	1,577

Net interest income	$7,566	$5,453	$2,113	$2,171	$(58)	$2,113

SNB BANCSHARES, INC.
AND CONSOLIDATED SUBSIDIARIES
SELECTED FINANCIAL DATA
(Dollars in thousands)
(Unaudited)

CONSOLIDATED YIELD ANALYSIS:

	For the Nine Months Ended September 30,
	2004			2003
	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate

Assets:
Interest-earning assets:
Loans	$485,532	$21,617	5.85%	$372,656	$17,829	6.31%
Investment securities	478,067	11,626	3.19	273,425	6,001	2.89
Federal funds sold	11,446	80	0.92	903	7	1.08
Interest-earning deposits in other financial institutions	7,168	55	1.00	2,757	24	1.15
Total interest-earning assets	982,213	33,378	4.46%	649,741	23,861	4.84%
Less allowance for loan losses	(6,572)			(4,511)
Total interest-earning assets, net of allowance	975,641			645,230
Non-earning assets:
Cash and due from banks	15,269			27,958
Premises and equipment	12,799			11,449
Accrued interest receivable and other assets	12,921			6,079
Total noninterest-earning assets	40,989			45,486
Total assets	$1,016,630			$690,716

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
NOW, savings, and money market accounts	$337,891	$3,190	1.26%	$229,782	$2,037	1.19%
Time deposits	373,668	6,708	2.40	231,430	4,594	2.65
Other borrowed funds	120,642	1,209	1.34	75,398	699	1.24
Notes payable to bank	-	-	-	2,208	53	3.23
Junior subordinated debentures	38,250	1,603	5.51	21,784	1,028	6.22
Total interest-bearing liabilities	870,451	12,710	1.95%	560,602	8,411	2.01%
Noninterest-bearing liabilities:
Demand deposits	105,136			96,484
Accrued interest payable and other liabilities	3,258			2,673
Total noninterest-bearing liabilities	108,394			99,157
Total liabilities	978,845			659,759
Shareholders' equity	37,785			30,957
Total liabilities and shareholders' equity	$1,016,630			$690,716
Net interest income		$20,668			$15,450
Net interest spread			2.51%			2.83%
Net interest margin			2.81%			3.18%

SNB BANCSHARES, INC.
AND CONSOLIDATED SUBSIDIARIES
SELECTED FINANCIAL DATA
(Dollars in thousands)
(Unaudited)

RATE VOLUME ANALYSIS:
	For the Nine Months Ended September 30, 2004 Compared with the Same Period in 2003
				Increase (Decrease)
	YTD 9/30	YTD 9/30	Increase	Due to Change in
	2004	2003	(Decrease)	Volume	Rate	Total

Interest-earning assets:
Loans	$21,617	$17,829	$3,788	$5,331	$(1,543)	$3,788
Investment securities	11,626	6,001	5,625	4,465	1,160	5,625
Federal funds sold	80	7	73	85	(12)	73
Interest-bearing deposits in other financial institutions	55	24	31	38	(7)	31
Total interest income	33,378	23,861	9,517	9,919	(402)	9,517

Interest-bearing liabilities:
NOW, savings and money market accounts	3,190	2,037	1,153	10	1,143	1,153
Time deposits	6,708	4,594	2,114	2,826	(712)	2,114
Other borrowed funds	1,209	699	510	420	90	510
Notes payable to bank	0	53	(53)	(53)	0	(53)
Junior subordinated debentures	1,603	1,028	575	767	(192)	575
Total interest expense	12,710	8,411	4,299	3,970	329	4,299

Net interest income	$20,668	$15,450	$5,218	$5,949	$(731)	$5,218

SNB BANCSHARES, INC.
AND CONSOLIDATED SUBSIDIARIES
SELECTED FINANCIAL DATA
(Dollars in thousands, except outstanding shares
and per share data)
(Unaudited)

LOAN PORTFOLIO:
	As of September 30,		As of September 30,
	2004		2003
	Amount	Percent	Amount	Percent

Business and industrial	$64,152	11.6%	$55,988	13.8%
Real estate:
Construction and land development	106,536	19.3	66,332	16.3
1-4 family residential	110,828	20.0	109,196	26.8
Commercial mortgages	260,359	47.1	163,779	40.3
Consumer	12,715	2.3	12,038	3.0
Other	154	0.0	250	0.0
Gross loans	554,744	100.3	407,583	100.2
Less unearned discounts and fees	(1,559)	(0.3)	(857)	(0.2)
Total loans	$553,185	100.0%	$406,726	100.0%

NONPERFORMING ASSETS:
		As of September 30,		As of September 30,
		2004		2003

Nonaccrual loans		$2,237		$2,292
Accruing loans past due 90 days or more		-		-
Restructured loans		1,942		2,039
Other real estate		2,183		736
Total nonperforming assets		$6,362		$5,067
Nonperforming assets to total loans and other real estate		1.15%		1.24%

ALLOWANCE FOR LOAN LOSSES:
	As of and for the Three Months Ended		As of and for the Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2004	2003	2004	2003

Allowance for loan losses at beginning of period	$6,929	$4,650	$5,650	$4,006
Provision for loan losses	625	660	2,275	2,101
Charge-Offs:
Business and industrial	(82)	(50)	(242)	(421)
Real estate	(14)	(5)	(235)	(311)
Consumer	(30)	(106)	(84)	(324)
Total charge-offs	(126)	(161)	(561)	(1,056)
Recoveries:
Business and industrial	3	117	33	183
Real estate	38	0	60	0
Consumer	4	63	16	95
Total recoveries	45	180	109	278
Net charge-offs	(81)	19	(452)	(778)
Allowance for loan losses at end of period	$7,473	$5,329	$7,473	$5,329
Allowance for loan losses to end of period loans	1.35%	1.31%	1.35%	1.31%
Net charge-offs to average loans	0.02	(0.00)	0.09	0.21
Allowance for loan losses to end of period nonperforming loans	178.82	123.03	178.82	123.03

SNB BANCSHARES, INC.
AND CONSOLIDATED SUBSIDIARIES
SELECTED FINANCIAL DATA
(Dollars in thousands, except outstanding shares
and per share data)
(Unaudited)

	3Q	3Q	YTD	YTD
	2004	2003	2004	2003

SELECTED RATIOS AND OTHER DATA:
Return on average assets	0.66%	0.43%	0.59%	0.51%
Return on average equity	14.20	11.46	15.84	11.31
Leverage ratio	10.83	5.33	--	--
Tier 1 Capital to RWA ratio	18.28	9.16	--	--
Total Capital (Tier 1 + Tier 2) to RWA ratio	20.56	16.06	--	--
Average equity to average total assets	4.65	3.77	3.72	4.48
Yield on earning assets	4.55	4.50	4.46	4.84
Cost of funds with demand accounts	1.81	1.64	1.74	1.71
Net interest margin	2.85	2.90	2.81	3.18
Non-interest expense to average total assets	1.72	1.57	1.67	1.63
Efficiency ratio	59.56	62.88	60.31	68.13

End of period book value per share	$6.92	$4.38
Full time equivalent employees	156	143

End of period Class B shares outstanding	2,680,041	3,283,966
End of period Common shares outstanding	9,750,312	3,710,023
End of period total shares outstanding	12,430,353	6,993,989

	For the period of
	08/18/04 - 09/30/04

COMMON STOCK PERFORMANCE (1):

Market value of common stock - Close	$11.98
Market value of common stock - High	12.00
Market value of common stock - Low	10.00

	As of Sept. 30,
	2004

Book value of common stock	$6.92
Market/book value of common stock	173.08%
Price/12 month trailing earnings ratio	17.36 X

(1) The common stock began trading on the Nasdaq Stock Market National Market System on August 18, 2004